SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

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ASSEMBLY BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sixth Avenue, Ninth Floor

New York, NY 10013

(Address of principal executive offices, including zip code)

(646) 706-5208

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Assembly Biosciences, Inc. (the “Company”) is furnishing an investor presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K, which the Company intends to use from time to time in meetings with investors and others beginning on February 24, 2016. The investor presentation will also be available on the Company’s website at http://investor.assemblybio.com/index.cfm.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit relating to Item 7.01 shall be deemed furnished, and not filed:

99.1 Assembly Biosciences, Inc. Investor Presentation February 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

By:	/s/ Derek Small
Derek Small
President and Chief Executive Officer

February 24, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Assembly Biosciences, Inc. Investor Presentation February 2016.